Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002

In connection with the Annual Report of TransCode Therapeutics, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Michael Dudley, in my capacity as Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2023	By:	/s/ Robert Michael Dudley
	Name:	Robert Michael Dudley

	Title:	Chief Executive Officer